STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2019
Share-based Payment Arrangement [Abstract]
STOCK-BASED COMPENSATION	STOCK-BASED COMPENSATION
The equity awards described below principally relate to awards issued by certain of our subsidiaries (including awards assumed in acquisitions, including the Combination) and an allocation of expense from Old IAC related to awards issued to New IAC employees that were granted under various Old IAC stock and annual incentive plans. The form of awards granted to New IAC employees are principally stock options, restricted stock units ("RSUs"), including those that are linked to the achievement of Old IAC's stock price, known as market-based awards ("MSUs") and those that are linked to the achievement of a performance target, known as performance-based awards ("PSUs").
The amount of stock-based compensation expense recognized in the combined statement of operations is net of estimated forfeitures. The forfeiture rate is estimated at the grant date based on historical experience and revised, if necessary, in subsequent periods if actual forfeitures differ from the estimated rate. The expense ultimately recorded is for the awards that vest. At December 31, 2019, there is $158.3 million of unrecognized compensation cost, net of estimated forfeitures, related to all equity-based awards, which is expected to be recognized over a weighted average period of approximately 2.2 years.
The total income tax benefit recognized in the accompanying combined statement of operations for the years ended December 31, 2019, 2018 and 2017 related to all stock-based compensation is $82.4 million, $80.7 million and $124.2 million, respectively.
The aggregate income tax benefit recognized related to the exercise of stock options for the years ended December 31, 2019, 2018 and 2017, is $64.2 million, $63.6 million and $95.1 million, respectively. As New IAC is currently in an NOL position, there will be some delay in the timing of the realization of the cash benefit of the income tax deductions related to stock-based compensation because it will be dependent upon the amount and timing of future taxable income and the timing of estimated income tax payments.
Old IAC Denominated Stock Options
The fair value of stock option awards, with the exception of market-based awards, is estimated on the grant date using the Black-Scholes option pricing model. The grant date fair value of market-based awards is estimated using a lattice model that incorporates a Monte Carlo simulation of Old IAC's stock price. Broad-based stock option awards issued to date have generally vested in equal annual installments over a 4-year period from the grant date.
The aggregate intrinsic value, calculated as the difference between Old IAC's closing stock price on the last trading day of 2019 and the exercise price, multiplied by the number of in-the-money awards that would have been exercised had all award holders exercised their awards, on December 31, 2019 is $871.8 million. In connection with the Separation, Old IAC denominated stock options that are outstanding as of December 19, 2019, and immediately prior to the completion of the Transactions, will be converted into stock options to purchase common stock of New IAC and stock options to purchase New Match common stock in a manner that preserves the spread value of the stock options immediately before and immediately after the adjustment, with the allocation between the two stock options based on the value of a share of New IAC common stock relative to the value of a share of New Match common stock multiplied by the Reclassification Exchange Ratio. Old IAC denominated stock options that are granted on or after December 20, 2019 and outstanding immediately prior to the completion of the Transactions, will be converted into stock options to purchase New IAC common stock on the same terms and conditions applicable to the existing equity award, with equitable adjustments to the number of shares of New IAC common stock covered by the option and the applicable option exercise price. Assuming all stock options outstanding on December 31, 2019, were net settled on that date, withholding taxes, which will be paid by Old IAC for periods prior to the Separation and New IAC and New Match for periods subsequent to the Separation on behalf of the employees upon exercise, would have been $435.9 million in aggregate (of which $345.8 million is related to vested stock options and $90.1 million is related to unvested stock options) assuming a 50% withholding rate.

Old IAC Denominated Restricted Stock Units, Market-based Stock Units and Performance-based Stock Units
RSUs, MSUs and PSUs are awards in the form of phantom shares or units denominated in a hypothetical equivalent number of shares of Old IAC common stock and with the value of each RSU and PSU equal to the fair value of Old IAC common stock at the date of grant. The value of each MSU is estimated using a lattice model that incorporates a Monte Carlo simulation of Old IAC's stock price. Each RSU and PSU grant is subject to service-based vesting, where a specific period of continued employment must pass before an award vests. PSUs also include performance-based vesting, where certain performance targets set at the time of grant must be achieved before an award vests. The vesting of MSUs is tied to the stock price of Old IAC. For RSU grants, the expense is measured at the grant date as the fair value of Old IAC common stock and expensed as stock-based compensation over the vesting term. MSU grants are expensed over the shorter of the vesting period or the derived service period. For PSU grants, the expense is measured at the grant date as the fair value of Old IAC common stock and expensed as stock-based compensation over the vesting term if the performance targets are considered probable of being achieved. RSUs currently outstanding generally vest in either equal annual installments over a four-year period or cliff-vest after a three-year period, in each case, from the grant date. MSUs currently outstanding cliff-vest after the market condition has been met either within a three-year or five-year period from the date of grant. The aggregate intrinsic value of all RSUs and MSUs outstanding on December 31, 2019 is $91.6 million; assuming these awards were net settled on December 31, 2019, the withholding taxes that would be payable, which will be paid by Old IAC for periods prior to the Separation and New IAC for periods subsequent to the Separation on behalf of the employees upon net settlement would be $45.8 million, assuming a 50% withholding rate, and Old IAC would have issued 0.2 million common shares. There were no PSUs outstanding on December 31, 2019.
Equity Instruments Denominated in the Shares of Certain Subsidiaries
ANGI
In connection with the Combination, previously issued stock appreciation rights related to the common stock of HomeAdvisor (US) were converted into ANGI stock appreciation rights that are settleable, at ANGI's option, on a net basis with ANGI remitting withholding taxes on behalf of the employee or on a gross basis with ANGI issuing a sufficient number of Class A shares to cover the withholding taxes. While these awards can be settled in either Class A shares of ANGI or shares of Old IAC common stock at Old IAC’s option, these awards are currently being settled in shares of ANGI. The aggregate intrinsic value of these awards outstanding at December 31, 2019 is $114.6 million; assuming these awards were net settled on December 31, 2019, the withholding taxes that would be payable is $57.3 million, assuming a 50% withholding rate, and ANGI would have issued 6.8 million Class A shares. The aggregate intrinsic value of all other ANGI equity awards, including stock options, RSUs and subsidiary denominated equity at December 31, 2019 is $86.8 million; assuming these awards were net settled on December 31, 2019, the withholding taxes that would be payable is $43.4 million, assuming a 50% withholding rate, and ANGI would have issued 5.1 million Class A shares.
Prior to the Separation, certain ANGI equity awards could be settled either in Old IAC common shares or the common shares of ANGI at Old IAC's election. If settled in Old IAC common stock, ANGI reimbursed Old IAC in either cash or through the issuance of Class A shares to Old IAC. Subsequent to the Separation, this right shall be assigned to New IAC.
Prior to the Combination in 2017, Old IAC issued a number of Old IAC denominated PSUs to certain ANGI employees. Vesting of the PSUs was contingent upon ANGI's performance for the year ended December 31, 2019. These awards did not vest because the performance conditions were not achieved.
Non-publicly-traded Subsidiaries
Historically, Old IAC has granted stock settled stock appreciation rights to employees and management that are denominated in the equity of certain non-publicly traded subsidiaries comprising New IAC. These equity awards vest over a period of years or upon the occurrence of certain prescribed events. The value of the stock settled stock appreciation rights is tied to the value of the common stock of these subsidiaries. Accordingly, these interests only have value to the extent the relevant business appreciates in value above the initial value utilized to determine the exercise price. These interests can have significant value in the event of significant appreciation. The fair value of these interest is generally determined by negotiation or arbitration, when settled; which will occur at various dates through 2026. Prior to the Separation, these equity awards have been and will be settled on a net basis, with the award holder entitled to receive Old IAC shares equal to the intrinsic value of the award upon settlement less an amount equal to the required cash tax withholding payment, which has been and will be paid by Old IAC. Subsequent to the Separation, these equity awards will continue to be settled on a net basis, with the award holder entitled to receive New IAC shares rather than Old IAC shares equal to the intrinsic value of the award upon settlement less an amount equal to the required cash tax withholding payment, which will be paid by New IAC. The expense associated with these equity awards is initially measured at fair value at the grant date and is expensed as stock-based compensation over the vesting term. The aggregate intrinsic value of these awards outstanding at December 31, 2019 is $40.5 million; assuming these awards were net settled on December 31, 2019, the withholding taxes that would be payable is $20.2 million, assuming a 50% withholding rate, and Old IAC would have issued 0.1 million common shares. To the extent these awards are settled subsequent to the Separation, the number of New IAC shares ultimately needed to settle these awards and the cash withholding tax obligation may vary significantly as a result of the determination of the fair value of the relevant subsidiary. In addition, the number of New IAC shares required to settle these awards will be impacted by movement in New IAC’s stock price.
Modification of Awards
During 2019, New IAC modified certain equity awards and recognized modification charges of $13.1 million.
During 2018, New IAC modified certain equity awards and recognized modification charges of $7.9 million. In addition, in connection with the ANGI chief executive officer transition during the fourth quarter of 2018, ANGI accelerated $3.9 million of expense into 2018 from 2019.
In connection with the Combination, the previously issued HomeAdvisor (US) stock appreciation rights were converted into ANGI equity awards resulting in a modification charge of $217.7 million of which $29.0 million, $56.9 million and $93.4 million were recognized as stock-based compensation expense in the years ended December 31, 2019, 2018 and 2017, respectively, and the remaining charge will be recognized over the vesting period of the modified awards.
During the second quarter of 2017, New IAC modified certain HomeAdvisor (US) denominated equity awards and recognized a modification charge of $6.6 million.